Exibit 99.1

          ITT Industries Reports Record Q4 EPS of $1.29, Up 12 Percent

        - Q4 revenues up 28 percent to $1.94 billion; organic growth is 13 percent excluding acquisitions and foreign exchange

        - FY 2004 EPS is $4.58, up from $4.29; FY adjusted earnings grow 17 percent

        - FY 2004 revenue up 21 percent to $6.8 billion, on sales growth in all segments

        -   Continued momentum in Water/Wastewater with strong order growth

        - Steps underway to align cost structure to achieve company's long-term targets

        WHITE PLAINS, N.Y., Jan. 28 /PRNewswire/ -- ITT Industries, Inc. (NYSE:
ITT) reported fourth quarter 2004 net income of $121.6 million, up $13.5 million or 12 percent over the period in 2003. Diluted earnings per share (EPS) for the quarter, including the net impact of special items, was a record high $1.29, up $0.14 per share from reported EPS in the fourth quarter 2003. During the fourth quarter 2004, the company realized a $0.15 per share benefit from the gain on the sale of an investment, which was partially offset by some special items, including restructuring costs, discontinued operations and tax charges of ($0.14) per share. The net effect of these special items was a $0.01 per share benefit to reported EPS for the fourth quarter. Adjusting results to exclude the impact of these special items, earnings per share for the fourth quarter 2004 were $1.28, up 21 percent over the comparable adjusted figure of $1.06 for the period in 2003.

        "We finished 2004 on a positive note, continuing our long-term growth trend in double digit earnings and revenue growth, and we begin 2005 with noticeable momentum, riding a strong increase in order activity across all of our businesses," said Steve Loranger, Chairman, President and Chief Executive Officer. "Fourth quarter orders in our Fluid Technology business grew at the highest rate of the year, particularly within our Water/Wastewater and Industrial Products groups. Even excluding the impact of acquisitions, our water/wastewater business orders continue to grow at a double-digit rate, pointing to a strong year ahead. Our Defense group continues to grow, bringing the backlog to a new record of $3.45 billion. The Motion & Flow Control and Electronic Components segments posted significant revenue and profit gains through targeted new product introductions and process improvements. In short, the stage is set for continued growth in revenue, earnings and cash flow for 2005."

        Fourth quarter 2004 segment operating income was $202.7 million; excluding restructuring costs, segment operating income was $216.1 million, up $39.9 million from the period in 2003. Fourth quarter revenues were up 28 percent to $1.94 billion, attributable to organic sales growth in all segments, the impact of recent acquisitions in Defense and Fluid Technology, and the positive impact of foreign currency translation. Excluding acquisitions and foreign currency translation, sales grew 13 percent in the quarter.

        Full Year 2004 Results
        Reported net income for 2004 was $432.3 million and EPS was $4.58, up 7 percent and 7 percent respectively over 2003. The comparison includes the $0.35 per share favorable impact of tax items and net gain on the sale of an investment, and was offset by $0.33 per share for net restructuring costs and charges related to discontinued operations taken during the year. After restating 2003 figures to adjust for discontinued operations, 2004 EPS grew 17 percent over the adjusted $3.89 for 2003.

        Full year 2004 revenues were $6.76 billion, up 21 percent from the prior year driven by increased sales in all four segments, recent acquisitions and the positive impact of foreign currency translation. Excluding acquisitions and currency translation, organic revenue growth was 12 percent in 2004. Segment operating income for 2004 was $717.3 million; excluding restructuring, segment operating income was $753.3 million, up $116.6 million over 2003. The company said cash from operations was $528.6 million, which includes a $100 million voluntary pre-funding of the company's U.S. salaried pension plan. Free cash flow (defined as cash from operations before pension pre-funding, minus capital spending) was $463.5 million, down from $626.4 million in 2003, due to the occurrence of 2003 tax refunds and deferrals, and higher working capital requirements to fund sales growth.

        "We expect continued revenue growth and operational improvements in all of our business areas, and have confidence in our full-year 2005 projected EPS of $5.00 - $5.15 with revenue of $7.15 - $7.43 billion," Loranger said. "We've begun reinforcing the successful ITT Management System, taking pro-active steps in a series of initiatives, from realignment of our infrastructure to global sourcing and expansion of our Value-Based Six Sigma capabilities, all in an effort to ensure that our costs are in line to achieve our stated earnings target of $7-$8 per share by 2008, reflecting our forecast 12 - 16 percent annual EPS growth rate. Beyond our planned Value-Based Six Sigma savings, our goal is to reduce costs by an additional $25 million per year."

        Primary Business Results

        Fluid Technology

        - Fourth quarter 2004 Fluid Technology revenues rose 23 percent to $749.1 million, helped by increased demand for water/wastewater treatment systems, the impact of the WEDECO acquisition and the positive impact of foreign currency translation. Organic revenue grew by 9 percent over the fourth quarter 2003.

        - Fluid Technology fourth quarter operating income was $80.3 million; excluding restructuring costs, segment operating income rose 13 percent to $89.9 million, while operating margin declined 100 basis points due to costs associated with acquisition integration and foreign exchange transactions.

        - ITT's water and wastewater businesses continue their growth pattern, with 15 percent organic growth in fourth quarter orders, and 13 percent organic revenue growth. The Advanced Water Treatment unit grew organic revenue by 27 percent. In October ITT was selected to provide the world's largest UV disinfection system in British Columbia, Canada, and was also selected to construct a 30-million gallon/day desalination plant in the Middle East.

        - Various business units within Fluid Technology have accelerated their cross-selling activities in order to better leverage the breadth of the company's expertise in fluid management. In the fourth quarter, a joint effort between Goulds and Flygt resulted in ITT capturing one of its largest pump orders to date -- a $7 million order to supply vertical turbine pumps in California.

        Defense Electronics & Services

        - Revenues for Defense Electronics & Services rose 49 percent to $746.6 million in the fourth quarter 2004, due to significant revenue growth within the Systems, Communications and Night Vision units, and the acquisition of Remote Sensing Systems (RSS).

        - Fourth quarter segment operating income was $77.8 million; excluding the effects of restructuring charges in the fourth quarter 2003, segment operating income rose 32 percent on higher revenues and the acquisition of RSS. Operating margin declined 140 basis points due to mix favorability in the fourth quarter 2003.

        - The Defense segment backlog reached a record $3.45 billion for the full year following significant new orders within the unit's Tactical Communications, Night Vision, Space and Systems business units. Segment orders in the fourth quarter were up 18 percent. The company expects to bid on business opportunities worth nearly $8 billion over the next 18 months.

        - The company's Systems business grew revenues by more than 60 percent in the fourth quarter, having won new contracts for military maintenance and operations, as well as engineering services, such as ITT's contract with the Jet Propulsion Laboratory's (JPL) Deep Space Network. The ITT team at JPL tracks the communication of a number of space probes, including the Mars rovers and the Cassini satellite, which recently sent back signals from the European Space Agency probe Huygens of the first ever surface photos of Saturn's moon Titan.

        Motion & Flow Control

        - Fourth quarter Motion & Flow Control revenues increased 10 percent to $272.4 million, with significant gains in the Friction Materials, Aerospace Controls and Leisure Marine. Excluding the impact of foreign currency translation, segment revenues grew by 4 percent.

        - Segment operating income was $35.4 million; excluding restructuring costs, segment operating income rose 20 percent to $37.8 million and operating margin grew by 130 basis points on product mix and process improvements.

        - ITT's friction materials revenues increased 29 percent in the fourth quarter, and orders grew 26 percent, as the business continues to improve its competitive position in the OEM and aftermarket segments of the brake pad business. Plans are in place to begin brake pad production in the US in the second half of 2005, with shipments beginning in the third quarter.

        - New products, global sourcing and customer service continue to drive growth in revenue and operating income in the Leisure Marine business, particularly in the Spa/Whirlpool unit. New products represented 35 percent of revenues in this business in 2004, up from 25 percent in 2003, and are expected to represent 45 percent of revenues in 2005.

        Electronic Components

        - Electronic Components revenues for the fourth quarter 2004 rose 15 percent to $178.6 million, with growth particularly strong in mobile handsets, industrial and aerospace connectors and switches. Organic revenue grew 12 percent over the fourth quarter 2003.

        - Fourth quarter 2004 segment operating income was $9.2 million; excluding restructuring costs, segment operating income for the fourth quarter 2004 grew 68 percent to $10.6 million as the company begins to see the benefit of restructuring actions taken in recent quarters. Similarly, operating margin grew by 180 basis points.

        - The company is expanding its product offering and growing sales in the high-end mechatronics field, which includes control panels, joystick assemblies, multifunction grips and switches for a variety of end products for customers such as Genie and Caterpillar. The company realized greater than 30 percent growth in this business in 2004 and forecasts an additional 24 percent growth in 2005.

        - The Electronic Components business continues executing its plan to rationalize its manufacturing footprint and focus its product line on more value-adding products in order to improve operating margins.

        NOTE: ITT Industries believes that investors' understanding of the company's operating performance is enhanced by the use of certain non-GAAP financial measures, including adjusted GAAP net income and adjusted GAAP EPS, which Management considers useful in providing insight into operating performance, as it excludes the impact of special items that cannot be expected to recur on a quarterly basis. Management also believes that investors can better analyze the company's revenue growth by utilizing an organic revenue growth measure that excludes the effect of foreign exchange translation and the effect of recent acquisitions. In addition, Management considers the use of free cash flow to be an important indication of the company's ability to make acquisitions, fund pension obligations, buy back outstanding shares and service debt. Free cash flow, adjusted net income, adjusted EPS and organic revenue are not financial measures under GAAP, should not be considered as substitutes for cash from operating activities, EPS, net income or revenue as defined by GAAP, and may not be comparable to similarly titled measures reported by other companies. A reconciliation to the GAAP equivalents of these non-GAAP measures is set forth in the attached unaudited financial information.

        About ITT Industries
        ITT Industries, Inc. (http://www.itt.com) supplies advanced technology products and services in key markets including: fluid and water management including water treatment; defense communication, opto-electronics, information technology and services; electronic interconnects and switches; and other specialty products. Headquartered in White Plains, NY, the company generated $6.8 billion in 2004 sales.

        In addition to the New York Stock Exchange, ITT Industries stock is traded on the Midwest, Pacific, Paris, London and Frankfurt exchanges.

        For free B-roll/video content about ITT Industries, please log onto http://www.thenewsmarket.com/ITT to preview and request video. You can receive broadcast-standard video quality digitally or by tape from this site. Registration and video is free to the media.

        Certain material presented herein consists of forward-looking statements which involve known and unknown risks, uncertainties and other important factors that could cause actual results to differ materially from those expressed in, or implied from, such forward-looking statements. Such factors include general economic conditions, foreign currency exchange rates, competition and other factors all as more thoroughly set forth in Item 1. Business and Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations - Forward-Looking Statements in the ITT Industries, Inc. Form 10-K Annual Report for the fiscal year ended December 31, 2003, and other of its filings with the Securities and Exchange Commission.

                    CONSOLIDATED CONDENSED INCOME STATEMENTS
                         (In millions, except per share)
                                   (Unaudited)

                                   Three Months Ended              Year Ended
                                       December 31,                December 31,
                                ------------------------    ------------------------
                                   2004          2003          2004          2003
                                ----------    ----------    ----------    ----------
Sales and revenues              $  1,943.0    $  1,513.5    $  6,764.1    $  5,610.8

Costs of sales and
 revenues                          1,291.1         981.2       4,466.4       3,672.0
Selling, general and
 administrative
 expenses                            284.7         228.0         991.1         817.2
Research, development
 and engineering
 expenses                            172.8         149.7         634.0         558.3
Restructuring and
 asset impairment
 charges                              13.4          12.6          37.7          30.1
Total costs and
 expenses                          1,762.0       1,371.5       6,129.2       5,077.6

Operating income                     181.0         142.0         634.9         533.2
Interest expense                      16.5           4.9          50.4          43.2
Interest income                        3.7           0.4          22.5          53.3
Gain on sale of assets                20.8             -          20.8             -
Miscellaneous expense                  7.0           3.1          17.8           7.9
Income from continuing
 operations before
 income taxes                        182.0         134.4         610.0         535.4
Income tax expense                    57.4          23.8         172.5         141.4
Income from continuing
 operations                          124.6         110.6         437.5         394.0
Discontinued operations,
 including tax income
 /(exp) of $1.8, $(4.8),
 $2.9 and $2.4 in
 each period,
 respectively                         (3.0)         (2.5)         (5.2)          9.9
Net income                      $    121.6    $    108.1    $    432.3    $    403.9

Earnings Per Share:
Income from continuing
 operations:
  Basic                         $     1.35    $     1.20    $     4.74    $     4.27
  Diluted                       $     1.32    $     1.18    $     4.63    $     4.18
Discontinued operations:
  Basic                         $    (0.03)   $    (0.03)   $    (0.06)   $     0.11
  Diluted                       $    (0.03)   $    (0.03)   $    (0.05)   $     0.11
Net income:
  Basic                         $     1.32    $     1.17    $     4.68    $     4.38
  Diluted                       $     1.29    $     1.15    $     4.58    $     4.29

Average Common Shares -
 Basic                                92.3          92.3          92.3          92.1
Average Common Shares -
 Diluted                              94.3          94.3          94.4          94.1

                      ITT INDUSTRIES, INC. AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEETS
                                  (In millions)
                                   (Unaudited)

                                                 December 31,    December 31,
                                                    2004           2003
                                                -------------   -------------
Assets
Current Assets:
  Cash and cash equivalents                     $       262.9   $       414.2
  Receivables, net                                    1,174.3           971.5
  Inventories, net                                      708.4           575.8
  Current assets of discontinued
   operations                                             7.3             8.3
  Deferred income taxes                                 107.2            68.2
  Other current assets                                   69.1            68.9
     Total current assets                             2,329.2         2,106.9

Plant, property and equipment, net                      980.9           892.0
Deferred income taxes                                   212.1           373.2
Goodwill, net                                         2,514.1         1,629.1
Other intangible assets, net                            246.6            74.8
Other assets                                            993.8           861.6
     Total assets                               $     7,276.7   $     5,937.6

Liabilities and Shareholders' Equity
Current Liabilities:
  Accounts payable                              $       719.8   $       633.1
  Accrued expenses                                      717.2           652.7
  Accrued taxes                                         277.4           253.5
  Current liabilities of discontinued
   operations                                               -             1.1
  Notes payable and current maturities of
   long-term debt                                       729.2           141.5
  Other current liabilities                               2.2             4.6
     Total current liabilities                        2,445.8         1,686.5

Pension and postretirement benefits                   1,378.5         1,403.9
Long-term debt                                          542.8           460.9
Other liabilities                                       566.6           538.6
     Total liabilities                                4,933.7         4,089.9

Shareholders' equity                                  2,343.0         1,847.7
     Total liabilities and
      shareholders' equity                      $     7,276.7   $     5,937.6

                      ITT INDUSTRIES, INC. AND SUBSIDIARIES

                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                                  (In millions)
                                   (Unaudited)

                                                           Year Ended
                                                           December 31,
                                                    -------------------------
                                                        2004         2003
                                                    -----------   -----------
Operating Activities
Net income                                          $     432.3   $     403.9
Income (loss) from discontinued operations                  5.2          (9.9)
Income from continuing operations                         437.5         394.0

Adjustments to income from continuing operations:
   Depreciation and amortization                          198.6         186.9
   Restructuring and asset impairment
    charges                                                37.7          30.1
Payments for restructuring                                (33.6)        (24.6)
Change in receivables                                     (21.8)        (61.6)
Change in inventories                                     (80.3)         31.0
Change in accounts payable and accrued expenses            16.9          30.1
Change in accrued and deferred taxes                      102.4         168.0
Change in other current and non-current assets            (59.9)       (202.7)
Change in other non-current liabilities                   (55.2)         25.1
Other, net                                                (13.7)          3.4
   Net cash - operating activities                        528.6         579.7

Investing Activities
Additions to plant, property and equipment               (165.1)       (153.3)
Acquisitions, net of cash acquired                     (1,010.0)        (46.2)
Proceeds from sale of assets and businesses                32.3          17.0
Sale of investments                                           -          43.5
Other, net                                                  0.2          (2.0)
   Net cash - investing activities                     (1,142.6)       (141.0)

Financing Activities
Short-term debt, net                                      554.2        (144.1)
Long-term debt repaid                                     (68.7)        (42.7)
Long-term debt issued                                     120.3           0.3
Repurchase of common stock                               (159.6)        (69.7)
Proceeds from issuance of common stock                     76.8          45.3
Dividends paid                                            (61.8)        (58.0)
Other, net                                                 (0.2)            -
   Net cash - financing activities                        461.0        (268.9)

Exchange Rate Effects on Cash and Cash
 Equivalents                                               17.6          35.4
Net Cash - Discontinued Operations                        (15.9)          6.8

Net change in cash and cash equivalents                  (151.3)        212.0
Cash and cash equivalents - beginning of year             414.2         202.2
Cash and Cash Equivalents - end of period           $     262.9   $     414.2

              ITT Industries Non-GAAP Press Release Reconciliation
                  Reported vs. Organic Revenue / Orders Growth
                    Fourth Quarter and Full Year 2004 & 2003

                                  ($ Millions)

                                              (As Reported - GAAP)
                                  --------------------------------------------
                                   Sales &     Sales &     Change    % Change
                                   Revenues    Revenues   2004 vs.    2004 vs.
                                    3M 2004     3M 2003     2003       2003
                                  ---------   ---------   --------   ---------
ITT Industries - Consolidated       1,943.0     1,513.5      429.5          28%

Fluid Technology                      749.1       611.6      137.5          23%

Water Wastewater Division             515.2       387.9      127.3          33%

Advanced Water Treatment              103.2        37.4       65.8         176%

Motion & Flow Control                 272.4       248.5       23.9          10%

Electronic Components                 178.6       155.0       23.6          15%


                                   Sales &     Sales &                  %
                                   Revenues    Revenues    Change     Change
                                  Full Year   Full Year   2004 vs.    2004 vs.
                                     2004        2003       2003       2003
                                  ---------   ---------   --------   ---------
ITT Industries - Consolidated       6,764.1     5,610.8    1,153.3          21%

                                                                          %
                                                           Change      Change
                                    Orders      Orders    2004 vs.    2004 vs.
                                   3M 2004     3M 2003      2003        2003
                                  ---------   ---------   --------   ---------
Water Wastewater Division             478.6       346.6      132.0          38%

                                             (As Adjusted - Organic)
                            ---------------------------------------------------------
                                         Acqui-
                                         sition        FX          Adj.
                             Sales &     Contri-     Contri-     Sales &     Sales &
                            Revenues     bution      bution      Revenues    Revenues
                             3M 2004     3M 2004     3M 2004     3M 2004     3M 2003
                            ---------   ---------   ---------   ---------   ---------
ITT Industries -
 Consolidated                 1,943.0      (185.7)      (49.3)    1,708.0     1,513.5

Fluid Technology                749.1       (48.4)      (31.4)      669.3       611.6

Water Wastewater Division       515.2       (48.4)      (29.7)      437.1       387.9

Advanced Water Treatment        103.2       (48.4)       (7.3)       47.5        37.4

Motion & Flow Control           272.4        (0.7)      (12.5)      259.2       248.5

Electronic Components           178.6         0.0        (5.6)      173.0       155.0

                                         Acqui-
                                         sition        FX          Adj.
                             Sales &     Contri-     Contri-     Sales &     Sales &
                            Revenues     bution      bution      Revenues    Revenues
                            Full Year   Full Year   Full Year   Full Year   Full Year
                               2004        2004        2004        2004        2003
                            ---------   ---------   ---------   ---------   ---------
ITT Industries -
 Consolidated                 6,764.1      (326.2)     (184.0)    6,253.9     5,610.8

                                          Acqui-
                                          sition       FX
                                         Contri-     Contri-       Adj.
                              Orders      bution     bution      Orders       Orders
                             3M 2004     3M 2004     3M 2004     3M 2004     3M 2003
                            ---------   ---------   ---------   ---------   ---------
Water Wastewater Division       478.6       (55.3)      (26.4)      396.9       346.6

              ITT Industries Non-GAAP Press Release Reconciliation
                  Reported vs. Organic Revenue / Orders Growth
                    Fourth Quarter and Full Year 2004 & 2003

                              ($ Millions)

                                   (As Adjusted - Organic)

                                    Change          % Change
                                Adj. 04 vs. 03   Adj. 04 vs. 03
                                --------------   --------------
ITT Industries - Consolidated            194.5               13%

Fluid Technology                          57.7                9%

Water Wastewater Division                 49.2               13%

Advanced Water Treatment                  10.1               27%

Motion & Flow Control                     10.7                4%

Electronic Components                     18.0               12%

                                    Change          % Change
                                Adj. 04 vs. 03   Adj. 04 vs. 03
                                --------------   --------------

ITT Industries - Consolidated            643.1               12%

                                    Change          % Change
                                Adj. 04 vs. 03   Adj. 04 vs. 03
                                --------------   --------------

Water Wastewater Division                 50.3               15%

              ITT Industries Non-GAAP Press Release Reconciliation
         Segment Operating Income & OI Margin Adjusted for Restructuring
                   Fourth Quarter and Full Year of 2004 & 2003

                                  ($ Millions)

                                                                          Adjust
                                                     %                     for
                             Q4 2004    Q4 2003    Change     Q4 2004     2004
                               As         As         04         As      Restruct-
                            Reported   Reported    vs. 03    Reported    uring
                            --------   --------   --------   --------   ---------
Sales and Revenues:
Electronic Components          178.6      155.0                 178.6
Fluid Technology               749.1      611.6                 749.1
Defense Electronics &
 Services                      746.6      501.2                 746.6
Motion & Flow Control          272.4      248.5                 272.4

ITT Industries -
 Consolidated                1,943.0    1,513.5               1,943.0


Operating Margin:
Electronic Components            5.2%       5.2%                  5.2%
Fluid Technology                10.7%      10.9%                 10.7%
Defense Electronics &
 Services                       10.4%      11.6%                 10.4%
Motion & Flow Control           13.0%      12.4%                 13.0%

Total Ongoing Segments          10.4%      10.8%                 10.4%

Income:
Electronic Components            9.2        8.0       15.0%       9.2         1.4
Fluid Technology                80.3       66.7       20.4%      80.3         9.6
Defense Electronics &
 Services                       77.8       57.9       34.4%      77.8         0.0
Motion & Flow Control           35.4       30.9       14.6%      35.4         2.4

Total Segment Operating
 Income                        202.7      163.5       24.0%     202.7        13.4

              ITT Industries Non-GAAP Press Release Reconciliation
         Segment Operating Income & OI Margin Adjusted for Restructuring
                   Fourth Quarter and Full Year of 2004 & 2003

                                  ($ Millions)

                                                                                           %
                                                   Adjust                   Change       Change
                           Q4 2004     Q4 2003    for 2003      Q4 2003      Adj.         Adj.
                              As          As      Restruct-       As        04 vs.        04
                           Adjusted    Reported     uring      Adjusted       03        vs. 03
                          ---------   ---------   ---------   ---------   ---------    ---------
Sales and Revenues:
Electronic Components         178.6       155.0                   155.0
Fluid Technology              749.1       611.6                   611.6
Defense Electronics &
 Services                     746.6       501.2                   501.2
Motion & Flow Control         272.4       248.5                   248.5

ITT Industries -
 Consolidated               1,943.0     1,513.5                 1,513.5


Operating Margin:
Electronic Components           5.9%        5.2%                    4.1%        180 BP
Fluid Technology               12.0%       10.9%                   13.0%       (100)BP
Defense Electronics &
 Services                      10.4%       11.6%                   11.8%       (140)BP
Motion & Flow Control          13.9%       12.4%                   12.6%        130 BP

Total Ongoing Segments         11.1%       10.8%                   11.6%        (50)BP



Income:
Electronic Components          10.6         8.0        (1.7)        6.3         4.3           68%
Fluid Technology               89.9        66.7        12.9        79.6        10.3           13%
Defense Electronics &
 Services                      77.8        57.9         1.0        58.9        18.9           32%
Motion & Flow Control          37.8        30.9         0.5        31.4         6.4           20%

Total Segment Operating
 Income                       216.1       163.5        12.7       176.2        39.9           23%

                                                                         Adjust
                        FY 2004      FY 2003       %         FY 2004    for 2004
                           As          As        Change       As       Restruct-
                        Reported    Reported   04 vs. 03    Reported     uring
                       ---------   ---------   ---------   ---------   ---------
Sales and Revenues:

ITT Industries -
 Consolidated            6,764.1     5,610.8                 6,764.1

Operating Margin:

Total Ongoing
 Segments                   10.6%       10.8%                   10.6%

Income:

Total Segment
 Operating Income          717.3       607.9        18.0%      717.3        36.0

                                                                                        %
                                                 Adjust                  Change      Change
                         FY 2004     FY 2003    for 2003     FY 2003      Adj.         Adj.
                          As           As      Restruct-       As        04 vs.      04 vs.
                        Adjusted    Reported     uring      Adjusted      03          03
                       ---------   ---------   ---------   ---------   ---------   ---------
Sales and Revenues:

ITT Industries -
 Consolidated            6,764.1     5,610.8                 5,610.8


Operating Margin:

Total Ongoing
 Segments                   11.1%       10.8%                   11.3%      (20.0)BP


Income:

Total Segment
 Operating
  Income                   753.3       607.9        28.8       636.7       116.6        18.3%

              ITT Industries Non-GAAP Press Release Reconciliation
                     Reported vs. Adjusted Net Income & EPS
                          Fourth Quarter of 2004 & 2003

                       ($ Millions, except EPS and shares)

                             Q4 2004     Q4 2004     Q4 2004     Q4 2003     Q4 2003      Q4 2003
                                As       Adjust-        As         As        Adjust-         As
                             Reported     ments      Adjusted   Reported      ments       Adjusted
                            ---------   ---------   ---------   ---------   ---------    ---------
Segment Operating
 Income                         202.7        13.4       216.1       163.5        12.7        176.2

Interest Income
 (Expense)                      (12.8)          -       (12.8)       (4.5)                    (4.5)
Other Income
 (Expense)                       (7.0)          -        (7.0)       (3.1)          -         (3.1)
Gain on sale of
 Assets                          20.8       (20.8)          -           -           -            -
Corporate
(Expense)                       (21.7)          -       (21.7)      (21.4)       (0.1)       (21.5)

Income from
 Continuing Operations
 before Tax                     182.0        (7.4)#A    174.6       134.5        12.6#E      147.1

Income Tax Items                              1.1#B       1.1                   (19.1)#F     (19.1)
Income Tax Expense              (57.5)        2.3#C     (55.2)      (23.8)       (4.0)#G     (27.8)

Total Tax Expense               (57.5)        3.4       (54.1)      (23.8)      (23.1)       (46.9)

Income from Continuing
 Operations                     124.5        (4.0)      120.5       110.7       (10.5)       100.2

Income from Discontinued
 Operations                      (2.9)        2.9#D       0.0        (2.6)        2.6#H        0.0

Net Income                      121.6        (1.1)      120.5       108.1        (7.9)       100.2

Diluted EPS                      1.29       (0.01)       1.28        1.15       (0.08)        1.06

#A - Remove Restructuring Expense of $13.4M
#B - Remove Effect of Favorable Tax Items ($1.1M)
#C - Tax Effect of Adjustments #A
#D - Remove D.O. Income of $2.9M
#E - Remove Segment Restructuring Expense of $12.6M
#F - Remove Effect of Favorable Tax Items ($19.1M)
#G - Tax Effect of Adjustment #E
#H - Remove D.O. Income of ($2.6M)

              ITT Industries Non-GAAP Press Release Reconciliation
                     Reported vs. Adjusted Net Income & EPS
                          Fourth Quarter of 2004 & 2003

                       ($ Millions, except EPS and shares)

                                            Change       Percent Change
                                        2004 vs. 2003     2004 vs. 2003
                                         As Adjusted       As Adjusted
                                        -------------     -------------
Segment Operating Income

Interest Income (Expense)
Other Income (Expense)
Gain on sale of Assets
Corporate (Expense)

Income from Continuing Operations
 before Tax

Income Tax Items
Income Tax Expense

Total Tax Expense

Income from Continuing Operations

Income from Discontinued Operations

Net Income                                       20.3                20%

Diluted EPS                                     $0.22                21%


#A - Remove Restructuring Expense of $13.4M
#B - Remove Effect of Favorable Tax Items ($1.1M)
#C - Tax Effect of Adjustments #A
#D - Remove D.O. Income of $2.9M
#E - Remove Segment Restructuring Expense of $12.6M
#F - Remove Effect of Favorable Tax Items ($19.1M)
#G - Tax Effect of Adjustment #E
#H - Remove D.O. Income of ($2.6M)

              ITT Industries Non-GAAP Press Release Reconciliation
                Cash From Operating Activities vs. Free Cash Flow
                              Full Year 2004 & 2003

                                  ($ Millions)

                               FY 04      FY 03
                             --------   --------
Income from Continuing Ops      437.5      394.0

Depreciation                    175.8      166.3

Amortization                     22.8       20.6

Working Capital                 (68.1)      87.8

Pension Pre-funding            (100.0)    (200.0)

Other                            60.6      111.0

Cash from Operations            528.6      579.7

Capital Expenditures           (165.1)    (153.3)

Pension Pre-funding             100.0      200.0

Free Cash Flow                  463.5      626.4

              ITT Industries Non-GAAP Press Release Reconciliation
                     Reported vs. Adjusted Net Income & EPS
                              Full Year 2004 & 2003

                       ($ Millions, except EPS and shares)

                        FY 2004     FY 2004      FY 2004      FY 2003    FY 2003     FY 2003
                          As         Adjust-       As           As       Adjust-       As
                       Reported       ments      Adjusted    Reported     ments     Adjusted
                       --------     --------    ---------    --------   --------    --------
Segment Operating
 Income                   717.3        36.0 #A      753.3       607.9       28.8#I     636.7

Interest Income
 (Expense)                (27.9)        (4.2)#B     (32.1)       10.1      (32.3)#J    (22.2)
Other Income
 (Expense)                (17.8)         1.3#C      (16.5)       (7.9)         -        (7.9)
Gain on sale of
 Investments               20.8        (20.8)#D         -           -          -           -
Corporate
 (Expense)                (82.4)         1.7#E      (80.7)      (74.7)       1.3#K     (73.4)

Income from
 Continuing
 Operations
 before Tax               610.0         14.0        624.0       535.4       (2.2)      533.2

                                                        -
Income Tax Items          (16.6)#F     (16.6)                              (26.0)#L    (26.0)
Income Tax
 Expense                 (172.5)        (4.3)#G    (176.8)     (141.4)       0.8#M    (140.6)

Total Tax Expense        (172.5)       (20.9)      (193.4)     (141.4)     (25.2)     (166.6)

Income from
 Continuing
 Operations               437.5         (6.9)       430.6       394.0      (27.4)      366.6

Income from
 Discontinued
 Operations                (5.2)         5.2#H        0.0         9.9       (9.9)#N      0.0

Net Income                432.3         (1.7)       430.6       403.9      (37.3)      366.6

Diluted EPS                4.58        (0.02)        4.56        4.29      (0.40)       3.89

#A - Remove Restructuring Expense of $36.0M
#B - Remove Interest Income - Tax Settlement ($4.2M)
#C - Remove Bond Discount Loss on Redemption of Bonds $1.3M
#D - Gain on Sale of Investments ($20.8)
#E - Remove HQ Restructuring Expense of $1.7M
#F - Remove Effect of Favorable Tax Items
#G - Tax Effect of Adjustments #A - #E
#H - Remove D.O. Income of ($2.6M)
#I - Remove Restructuring Expense of $28.8M
#J - Remove Interest Income From Tax Audit Settlements
#K - Remove HQ Restructuring Expense of $1.3
#L - Remove Effect of Favorable Tax Items
#M - Tax Effect of Adjustments #I, #J and #K
#N - Remove D.O. Income of ($9.9M)

              ITT Industries Non-GAAP Press Release Reconciliation
                     Reported vs. Adjusted Net Income & EPS
                              Full Year 2004 & 2003

                       ($ Millions, except EPS and shares)

                                           Change        Percent Change
                                       2004 vs. 2003     2004 vs. 2003
                                        As Adjusted       As Adjusted
                                       -------------     --------------
Segment Operating Income

Interest Income (Expense)
Other Income (Expense)
Gain on sale of Investments
Corporate (Expense)

Income from Continuing Operations
 before Tax


Income Tax Items
Income Tax Expense

Total Tax Expense

Income from Continuing Operations

Income from Discontinued Operations
Net Income                                      64.0                 17%

Diluted EPS                            $        0.68                 17%


#A - Remove Restructuring Expense of $36.0M
#B - Remove Interest Income - Tax Settlement ($4.2M)
#C - Remove Bond Discount Loss on Redemption of Bonds $1.3M
#D - Gain on Sale of Investments ($20.8)
#E - Remove HQ Restructuring Expense of $1.7M
#F - Remove Effect of Favorable Tax Items
#G - Tax Effect of Adjustments #A - #E
#H - Remove D.O. Income of ($2.6M)
#I - Remove Restructuring Expense of $28.8M
#J - Remove Interest Income From Tax Audit Settlements
#K - Remove HQ Restructuring Expense of $1.3
#L - Remove Effect of Favorable Tax Items
#M - Tax Effect of Adjustments #I, #J and #K
#N - Remove D.O. Income of ($9.9M)

SOURCE  ITT Industries, Inc.
-0-                             01/28/2005
/CONTACT: Tom Glover of ITT Industries, Inc., +1-914-641-2160, tom.glover@itt.com/
/Web site:  http://www.itt.com
            http://www.thenewsmarket.com/ITT /